EXHIBIT 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

Dated March 31, 2022
(1)    BUNGE SECURITIZATION B.V., as Seller
(2)    KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender
(3)    The Conduit Purchasers party hereto
(4)    The Committed Purchasers party hereto
(5)    The Purchaser Agents party hereto
(6)    COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent and on behalf of its Conduit Purchaser
(7)    BUNGE LIMITED, as Performance Undertaking Provider

(8) CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator

(9) The New Dutch Originator party hereto

(10) The New U.S. Originator party hereto

TWENTY-FIRST AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT

        US_ACTIVE-166316087.2

708056642.4
940889339.3

CONTENTS
Clause        Page

1.    Definitions and interpretation    1
2.    Amendment of the Receivables Transfer Agreement    2
3.    Representations    2
4.    Consent to Addition of New Dutch Originator to Dutch RPA    2
5.    Consent to Addition of New U.S. Originator to U.S. RPA    2
6.    Continuance    2
7.    Further Assurance    2
8.    Conditions Precedent    2
9.    Transparency Requirements for Originators     3
10.    Notices, etc.    4
11.    Execution in counterparts    4
12.    Governing law; submission to jurisdiction    4
13.    No proceeding; limited recourse    4
14.    VAT Bad Debt Relief    5

Exhibits
EXHIBIT A    Sixth Amended and Restated Receivables Transfer Agreement

i

THIS TWENTY-FIRST AMENDMENT TO THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is dated March 31, 2022 and made among:
(1)    BUNGE SECURITIZATION B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 52234037, as Seller (the “Seller”);
(2)    KONINKLIJKE BUNGE B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 24020546, as Master Servicer (the “Master Servicer”) and Subordinated Lender (the “Subordinated Lender”);
(3)    the Conduit Purchasers party hereto (the “Conduit Purchasers”);
(4)    the Committed Purchasers party hereto (the “Committed Purchasers”);
(5)    the Purchaser Agents party hereto (the “Purchaser Agents”);
(6)    COÖPERATIEVE RABOBANK U.A. (“Rabobank”), as Administrative Agent (the “Administrative Agent”), Committed Purchaser and Purchaser Agent;
(7) BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),
(8) CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator
(9) BUNGE LODERS CROKLAAN B.V., a private limited liability company incorporated under the laws of the Netherlands, registered with the Dutch trade register under number 35011263 (the “New Dutch Originator”); and
(10)    LODERS CROKLAAN USA, LLC, an Illinois limited liability company (the “New U.S. Originator”), collectively referred to as the “Parties” and each of them a “Party”.
BACKGROUND:
(A)    This Amendment is supplemental to and amends the receivables transfer agreement dated June 1, 2011 (as amended and restated on October 6, 2021) made among the Parties to this Amendment (the “Receivables Transfer Agreement”).
(B)    The Parties have agreed to further amend the Receivables Transfer Agreement on the terms set out below.
(C)    This Amendment is a Transaction Document as defined in the Receivables Transfer Agreement.
IT IS AGREED that:
1.    DEFINITIONS AND INTERPRETATION
Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the

Receivables Transfer Agreement. The principles of interpretation set forth in Section 1.2 (Other terms) and Section 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment as if fully set forth herein.
2.    AMENDMENT TO THE EXISTING RECEIVABLES TRANSFER AGREEMENT
With effect from the Twenty-First Amendment Effective Date (as such term is defined in Section 8 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Exhibit A (Sixth Amended and Restated Receivables Transfer Agreement).
3.    REPRESENTATIONS
Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the Twenty-First Amendment Effective Date as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.
4.    CONSENT TO ADDITION OF NEW DUTCH ORIGINATOR TO DUTCH RPA
Each of the Administrative Agent, each Purchaser Agent, and each Committed Purchaser hereby consents to the addition of the New Dutch Originator, as a Dutch Originator, under the Dutch RPA.
5.    CONSENT TO ADDITION OF NEW U.S. ORIGINATOR TO U.S. RPA
Each of the Administrative Agent, each Purchaser Agent, and each Committed Purchaser hereby consents to the addition of the New U.S. Originator, as a U.S. Originator, under the U.S. RPA.
6.    CONTINUANCE
The Parties hereby confirm that the provisions of the Receivables Transfer Agreement and the other Transaction Documents shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment.
7.    FURTHER ASSURANCE
The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment. Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.
8.    CONDITIONS PRECEDENT
This Amendment shall become effective on March 31, 2022 upon the Administrative Agent’s receipt of the following, duly executed by all parties thereto (the “Twenty-First Amendment Effective Date”):

(a)    this Amendment;

(b)    the Reaffirmation of Performance Undertaking, dated on or about the date hereof, made by the Performance Undertaking Provider for the benefit of the Administrative Agent;
(c)    Joinder Agreement to the Servicing Agreement, dated on or about the date hereof, between the Master Servicer and the New Dutch Originator;
(d)    Joinder Agreement to the Servicing Agreement, dated on or about the date hereof, between the Master Servicer and the New U.S. Originator;
(e)    Additional Seller Supplement to the Dutch RPA, dated on or about the date hereof, by the New Dutch Originator;
(f)    Additional Seller Supplement to the U.S. RPA, dated on or about the date hereof, by the New U.S. Originator;
(g)    Dutch Account Pledge Agreement with respect to Collection Account, dated on or about the date hereof, among the New Dutch Originator, Administrative Agent and HSBC Continental Europe, The Netherlands;
(h)    Deposit Account Control Agreement with respect to Collection Account, dated on or about the date hereof, among the New U.S. Originator, the Administrative Agent and Wells Fargo Bank N.A.;
(i)    Second Amendment to Subordinated Loan Agreement, dated on or about the date hereof, among the Seller, the Master Servicer, the Administrative Agent and Subordinated Lender;
(j)    legal opinion of Loyens & Loeff N.V., special Dutch counsel for the Seller, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent;
(k)    legal opinions of Reed Smith LLP, special U.S. counsel for the Seller, the Master Servicer, the Performance Undertaking Provider and the Originators, in form and substance satisfactory to the Administrative Agent and each Purchaser Agent, including opinions with respect to due organization and good standing, due authorization, execution and delivery of this Amendment and the other Transaction Documents, validity and enforceability of this Amendment and the other Transaction Documents, non-contravention of organizational documents, material agreements and law, no consents, creation of security interest and perfection of security interest, and true sale; and
(l)    confirmation from PCS that it has no objections to this Amendment or any of the other Transaction Documents described in this Section 8.
9.    TRANSPARENCY REQUIREMENTS FOR ORIGINATORS
The New Dutch Originator and the New U.S. Originator each agrees that it will comply with the transparency requirements to the extent applicable to it under the Securitisation Regulation Rules. In addition, the New Dutch Originator and the New U.S. Originator each agree, at its cost and promptly on reasonable request by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser, to provide such information as may reasonably be requested from time to time by the Administrative Agent, any Purchaser Agent, any Committed Purchaser and any Conduit Purchaser in

order to enable each Committed Purchaser (in its capacities as Committed Purchaser and as a Liquidity Bank) and Conduit Purchaser, as applicable, to comply with their respective obligations under Article 5 and/or Article 7 of the Securitisation Regulation. Neither the New Dutch Originator nor the New U.S. Originator shall be in breach of the requirements in this Section 9 if, due to events, actions or circumstances beyond its control, it is not able to comply with the undertakings contained herein.
10.    NOTICES, ETC.
All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.
11.    EXECUTION IN COUNTERPARTS
This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment.
12.    GOVERNING LAW; SUBMISSION TO JURISDICTION
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.
(b)    Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment. Each Party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
13.    NO PROCEEDING; LIMITED RECOURSE
(a)    Each of the Parties hereto hereby agrees that (i) it will not institute against any Conduit Purchaser any proceeding of the type referred to in the definition of Event of Bankruptcy until there shall have elapsed two years plus one day since the Final Payout Date and (ii) notwithstanding anything contained herein or in any other Transaction Document to the contrary, the obligations of the Conduit Purchasers under the Transaction Documents are solely the corporate obligations of the Conduit Purchasers and shall be payable solely to the extent of funds which are received by the Conduit Purchasers pursuant to the Transaction Documents and available for such payment in accordance with the terms of the Transaction Documents and shall be non-recourse other than with respect to such available funds and, without limiting this Section 13, if ever and until such time as any Conduit Purchaser has sufficient funds to pay such obligation shall not constitute a claim against such Conduit Purchaser.

(b)    No recourse under any obligation, covenant or agreement of any Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Amendment and the other Transaction Documents are solely a corporate obligation of such Committed Purchaser or Conduit Purchaser, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of such Committed Purchaser or Conduit Purchaser or any of them under or by reason of any of the obligations, covenants or agreements of such Committed Purchaser or Conduit Purchaser contained in this Amendment or any other Transaction Document, or implied therefrom, and that any and all personal liability for breaches by such Committed Purchaser or Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Amendment; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.
14.    VAT BAD DEBT RELIEF
(a)    The New Dutch Originator, the Seller, the Administrative Agent and the Purchasers take the position that the rights and obligations under Section 29 of the Dutch Turnover Tax Act 1968 (Wet op de omzetbelasting 1968) (“VAT Bad Debt Relief Scheme”) in respect of each Portfolio Receivable shall be transferred together with such Portfolio Receivable, as a result of which ultimately the Administrative Agent (on behalf of the Purchasers) is entitled to rightfully make a claim under the VAT Bad Debt Relief Scheme towards the Dutch Tax Authorities (“DTA”) in case a Portfolio Receivable should be considered uncollectible and pay back any reimbursed VAT under the VAT Bad Debt Relief Scheme to the DTA in case of a subsequent collection of such Portfolio Receivable.
(b)    The Administrative Agent hereby irrevocably grants a power of attorney to the New Dutch Originator to, on its behalf and where applicable, apply for a VAT refund in respect of any Portfolio Receivable that is owned by it that has become uncollectible under the VAT Bad Debt Relief Scheme. The New Dutch Originator shall instruct the DTA to make payment of any reimbursement of VAT under the VAT Bad Debt Relief Scheme as pursuant to this Section 15(b) to the Administrative Agent’s account set forth on Schedule 2 (Address and Notice Information) of the Receivables Transfer Agreement, following which the Administrative Agent shall transfer such amount to the applicable Seller Operating Account.
(c)    In the event that the Administrative Agent (on behalf of the Purchasers) is obligated to pay any amounts back to the DTA under the VAT Bad Debt Relief Scheme following a subsequent collection in relation to any such Portfolio Receivable for which a VAT refund claim has been made under the VAT Bad Debt Relief Scheme pursuant to Section 14:
(i)    the New Dutch Originator shall procure that such amount is specified in the next Monthly Report, together with the amount payable by each Purchaser, which shall be calculated pro rata in accordance with their respective Commitments (each, a “Purchaser Reimbursement Amount”);
(ii)    following receipt of such Monthly Report each Purchaser shall pay the applicable Purchaser Reimbursement Amount to the Administrative Agent; and
(iii)    following receipt of such Purchaser Reimbursement Amounts by the Administrative Agent, the Administrative Agent shall pay such amounts to the DTA as soon as reasonably practicable following such receipt, provided that for the avoidance of doubt the Administrative Agent will have no obligation under this Amendment to pay any such amount to the DTA until it has received such amount from the relevant Purchaser.
(d)    In the event that, contrary to the position taken by Parties in Section 14(a), the rights and obligations under the VAT Bad Debt Relief Scheme are not transferred along with the Portfolio Receivables:
(i)    the New Dutch Originator, the Seller, the Administrative Agent and the Purchasers acknowledge and agree that any reimbursement of VAT received by the New Dutch Originator under the VAT Bad Debt Relief Scheme attributable to any Portfolio Receivable that has been transferred under the Transaction Documents shall be considered a Collection under the Receivables Transfer Agreement; and
(ii)    in the event that the New Dutch Originator is obligated to pay any amounts back to the DTA under the VAT Bad Debt Relief Scheme following a subsequent collection in relation to any such Portfolio Receivable:
(A)    the New Dutch Originator shall procure that such amount is specified in the next Monthly Report, together with each Purchaser Reimbursement Amount;
(B)    following receipt of such Monthly Report each Purchaser shall pay the applicable Purchaser Reimbursement Amount to the Administrative Agent; and
(C)    following receipt of such Purchaser Reimbursement Amounts by the Administrative Agent, the Administrative Agent shall pay such amounts to the New Dutch Originator on the next Monthly Settlement Date, provided that if the Administrative Agent has not received such amounts before 3:00 p.m. on the Business Day preceding such Monthly Settlement Date, it will pay such amounts to the New Dutch Originator on the Business Day following such receipt, provided that for the avoidance of doubt the Administrative Agent will have no obligation to pay any such amount to the New Dutch Originator until it has received such amount from the relevant Purchaser.
(b)    The provisions and obligations of this Section 14 shall survive termination of this Amendment.
[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.
BUNGE SECURITIZATION B.V., as Seller

By:/s/Sheila Razab-Sekh
Name: Sheila Razab-Sekh
Title: Proxy Holder A

By:/s/ Folkert Bergsma
Name: Folkert Bergsma
Title: Proxy Holder B

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

KONINKLIJKE BUNGE B.V., as Master Servicer and Subordinated Lender

By:/s/ Jeroen Kloet
Name: Jeroen Kloet
Title: Director

By:/s/ Arrie de Lange
Name: Arrie de Lange
Title: Director

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

BUNGE LIMITED, as Performance Undertaking Provider

By:/s/ Rajat Gupta
Name: Rajat Gupta
Title: Treasurer

By:/s/ Lisa Ware-Alexander
Name: Lisa Ware-Alexander
Title: Secretary

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

BUNGE LODERS CROKLAAN B.V., as a Dutch Originator

By:/s/ H.J.D.K. van Wingerden
Name: H.J.D.K. van Wingerden
Title: Director

By:/s/ D.P.R. Vandermeersch
Name: D.P.R. Vandermeersch
Title: Director

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

LODERS CROKLAAN USA, LLC, as a U.S. Originator

By:/s/ Aaron Elliott
Name: Aaron Elliott
Title: Treasurer

By:Meghan McMaster
Name: Meghan McMaster
Title: Secretary

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

COÖPERATIEVE RABOBANK U.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:/s/ Huong Stive-Pham
Name: Huong Stive-Pham
Title: Executive Director

By:/s/ Jop van der Sluis
Name: Jop van der Sluis
Title: Managing Director

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION B.V., as Conduit Purchaser

By:/s/ Henri Kroner
Name: Henri Kroner
Title: Proxyholder, Intertrust Management BV (as director)

By:Peter van der Linden
Name: Peter van der Linden
Title: Proxyholder, Intertrust Management BV (as director)

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Committed Purchaser and Purchaser Agent

By:/s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory

By:/s/ Frederic Mazet
Name: Frederic Mazet
Title: Authorized Signatory

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

BNP PARIBAS, as Purchaser Agent

By:/s/ Gianluca Sannipoli
Name: Gianluca Sannipoli
Title: Attorney

By:Baptise Ronjard
Name:Baptise Ronjard
Title: Attorney

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:/s/ Lenka Lyons
Name: Lenka Lyons
Title: Director

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Sustainability Co-ordinator

By:/s/ Marie-Laure Lepont
Name: Marie-Laure Lepont
Title: Authorized Signatory

By:/s/ Frederic Mazet
Name: Frederic Mazet
Title: Authorized Signatory

[Signature Page to Twenty-first Amendment to Receivables Transfer Agreement]

EXHIBIT A

Sixth Amended and Restated Receivables Transfer Agreement

See attached.